THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

  We are pleased to provide you with this semi-annual report for The Dreyfus Socially Responsible Growth Fund, Inc. for the six-month period ended June 30, 1998. Over this period, your Fund produced a total return of 18.38%,* which compares with a total return of 17.72% for the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index") and 14.16% for the Dow Jones Industrial Average.**

  The market environment during the six-month period ended June 30, 1998 was ideal for investors. With a strong economy, little threat of higher inflation, low interest rates and stronger consumer confidence, equity investors continued to plow money into the market. The result was another profitable six months for investors.

During the period, our strategy of buying reasonably priced growth stocks with consistent earnings paid off as investors decided that large, liquid and stable growing companies were the best stocks to own in an uncertain global market. While there were some earnings disappointments due to slowing demand in Asia, investors frequently overlooked these shortfalls and appeared to focus on the prospects of improved earnings over the long term.

ECONOMIC REVIEW

  Fears of Federal Reserve Board tightening appear to have eased due to accumulating evidence of slower overall economic growth since the spring. Monetary tightening has been deterred by the Asian financial crisis. The Fed's main domestic concern is that the tight labor market has begun to fuel faster wage growth across many industries. Thus far, rising wages have still not meant rising prices. Instead, this cost-price mix threatens to further erode corporate profit margins. Market interest rates have already reflected the slower economy,
and    the    interest    rate    curve    has    become    quite    flat.

  The shift to slower economic growth this spring is largely due to the drag from Asia's recession, but may well be reinforced this summer by the multiplier impacts of the General Motors strike. Among broader economic factors, the trade deficit has widened sharply due to both weak exports and strong growth in imports. Also, inventories soared earlier this year, potentially creating some drag on future production. However, slowing industrial output has largely been met by shortening the manufacturing work week, not by cutting jobs. Hence, the shift to slower growth has not relieved the tightness in the labor market. Instead, the virtual absence of bad news has left consumers to enjoy the benefits of rising real wages and low interest rates that, in turn, have boosted spending and home ownership.

  Although growth in corporate profits has slowed in many sectors in the past year, consensus estimates of future profit growth continue to be cut by many analysts. Profit margins had already begun to shrink under the weight of rising labor costs, making companies' reported profits increasingly dependent on sales growth. Overall profits could thus prove quite vulnerable to a period of significantly slower economic growth.

  Virtually all Treasury market interest rates have already fallen near to the floor set by the Federal Funds rate. This implies to us that further substantial interest rate drops are unlikely unless the economy weakens enough to justify action by the Fed to ease credit.

MARKET OVERVIEW

  Measured broadly, the half-year ended June 30, 1998 was another period of solid advance for the stock market. Yet that general statement did not apply to
all    categories    of    stocks.

  To be sure, the S&P 500 Index achieved a new record of 17.72% at the end of the six-month period. The Dow Jones Industrial Average (DJIA), while it didn't reach its all-time record, nonetheless gained 14.16% for the six months, closing the half-year above 9000. Small and medium size stocks, however, underperformed the large cap issues. The Standard & Poor's MidCap 400 Index gained just 8.63% for the half-year, and the Russell 2000 Index of small cap issues advanced a mere 4.93%.

  The first calendar quarter provided most of the strength for the six months, particularly among the large cap companies. In the April-June quarter, the S&P 500 Index gained 3.32% and the DJIA 2.15%, while the Russell 2000 actually dropped by 4.66%.

Stock categories that were strongest during the half-year included financials, particularly banks, brokerages, insurance and diversified financial services; technology, especially communications and computer issues; and cyclical consumer stocks such as advertising, airlines, automotive, broadcasting and home construction.

  The weak categories for the period included precious metals, oil drilling and oilfield suppliers, and some industrial issues.

Corporate profits dropped sharply from the strong pace of last year. According to the statistical service First Call, profits for stocks in the S&P 500 Index were expected to show a rise of just 2.3% for the second quarter, compared to 3.8% in the first quarter. Of course, there were optimists forecasting a hefty rise in profits for later this year and early 1999, which could potentially propel stock prices upward.

  As expected, the Fed at their last meeting made no change in interest rates, even though inflationary pressures are a constant worry for the Fed. The reason for their inaction may well have been the precarious state of some economies elsewhere in the world and the desire not to precipitate a major correction in the U.S. stock market. Even so, the Fed thought it timely to issue a stern warning to banks not to become over-extended with unwise loans, as they did in the 1980s.

  Despite the Fed' s warning and the extremely high historical level of stock prices in relation to earnings and cash flow, investors still appeared eager to own equities. Moreover, surveys of consumer sentiment continued to show that the average consumer was more confident about the future than has been the case in a generation.

PORTFOLIO FOCUS

  The Fund outperformed the S& P 500 Index by 0.66% during the review period largely because of strong performance by the consumer cyclical, health care and technology sectors. The technology sector, which had underperformed the market in late 1997, bounced back strongly to produce a return of 30.8% for the six-month period ended June 30, 1998. The strong performance of the technology sector (which had a weight of approximately 22% in the Fund's portfolio versus the S& P 500 Index' s technology sector weight of 14% as of June 30, 1998), coupled with our stock selection, helped the overall portfolio performance. The computer software stocks, in particular Computer Associates International, Microsoft and BMC Software, performed well, but computer hardware maker Compaq Computer performed poorly because of skepticism about the acquisition of Digital Equipment and high inventory levels.

  Good stock selection and being overweighted in the health care sector contributed positively to the Fund's performance. Boston Scientific was up 55%. Schering Plough gained 27%, riding the wave of a strong product cycle and strong sales of its allergy drug Claritin. The world's largest pharmaceutical company, Merck & Co., gained 27% as investors sought to put money in stocks with a lower risk profile.

  The Fund' s performance was also helped by its overweighting in the consumer cyclical sector, which was the second best performing sector in the S&P 500 Index for the period. This sector benefited from investors seeking companies with large domestic operations. With unemployment low and personal income levels high, companies that benefit from consumer spending performed very well during the period. Two of the Fund's holdings, Home Depot and Wal-Mart Stores, were up strongly because of vigorous growth in their domestic business.

  Over the previous two years, our decision to overweight the consumer staples and financial sectors helped the portfolio to gain strong performance relative to the market. Because of the negative effects of the Asia crisis, however, which was manifested through a stronger dollar and a flattened yield curve, that strategy did not work well during the period under review.

In the fourth quarter of 1997, the financial sector exhibited weakness because of fears that the Fed would raise interest rates to contain the economy's torrid growth pace. The sector did not experience an appreciable improvement in performance during the first half of the year despite the improvement in the outlook for the Asian economies. Despite the underperformance, there were some bright spots in the portfolio because of increased merger activities in the banking industry. Three of the portfolio's holdings, BankAmerica, Citicorp, and Ahmanson (H.F.) & Co., which were involved in merger activities, saw their stocks perform well. BankAmerica was up 19.54%, Citicorp rose 19.08%, while Ahmanson gained 18.68%.

In the consumer staples sector, Gillette underperformed the market by 4% while Procter & Gamble was up only 14.80% versus 17.70% for the S&P 500 Index for the reporting period.

  The weakest performing S& P 500 Index sectors for the period were the transportation and energy groups, which were underweighted in the portfolio. Seitel and Schlumberger were two stocks in the portfolio's energy sector that performed poorly over the period. Both stocks declined in a rising market environment because of weak oil prices.

MARKET OUTLOOK

We believe the market has been able to sustain a high valuation in the current environment because of the favorable economic picture in the U.S. While we do not see any real problems on the horizon that will precipitate a severe market decline, we are concerned about the unrealistic expectations built into the market by investors. In the six months ended June 30, 1998, the market appreciated by more than what most strategists predicted for the entire year.

  We believe the market will experience increased volatility but trade in a narrow band for the rest of the year. Given our cautious outlook on the market for the near term, we currently intend to continue to emphasize high quality stocks in the portfolio. As stocks reach our price objective, we generally will replace them with stocks that offer greater potential for appreciation. By staying true to our discipline and process, we have to add value to the portfolio over the long term.

SOCIAL INVESTMENT REVIEW

  Social screening is a challenging process requiring the use of a wide variety of research tools and methodologies. Fund management employs a disciplined investigative process to ensure that the Fund continues to purchase and hold only companies that conduct their business in a manner that contributes to the enhancement of the quality of life in America. We not only speak with companies, but scrutinize information from respected social investment research providers like the Council on Economic Priorities, Kinder Lydenberg and Domini, and Environmental Information Services. Government databases, on-line media searches and the Internet help to provide insight into a company' s behavior and reputation, as do discussions with community and watchdog organizations.

  Thank you for your confidence in Dreyfus. It is a privilege to serve your investment needs.

            Sincerely,





           [Maceo K. Sloan,signature logo]     [Eric Steedman, signature log0]

            Portfolio Manager                   Portfolio Manager

            NCM Capital Management Group, Inc.  The Dreyfus Corporation

July 16, 1998

New York, N.Y.

*Total return includes reinvestment of dividends and any capital gains paid. The Fund's performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.

**SOURCE: LIPPER ANALYTICAL SERVICES, INC.--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. Both the Standard & Poor' s 500 Composite Stock Price Index and the Dow Jones Industrial Average are widely accepted unmanaged indices of U.S. stock market performance.



THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                                                                           JUNE 30, 1998 (UNAUDITED)

Common Stocks--90.2%                                                                                Shares              Value
-------------------------------------------------------

                                                                                                  ___________         _________
         Commercial Services--1.7%  Cognizant                                                         105,800        $6,665,400

                                                                                                                     __________

           Consumer Durables--1.9%  Newell                                                            154,000         7,671,125

                                                                                                                     __________

      Consumer Non-Durables--10.8%  Clorox                                                             75,000         7,153,125

                                    Coca-Cola                                                          85,500         7,310,250

                                    Gillette                                                          107,800         6,110,913

                                    Hershey Foods                                                      46,800         3,229,200

                                    Jones Apparel Group                                (a)            151,000         5,520,938

                                    PepsiCo                                                           173,000         7,125,438

                                    Procter & Gamble                                                   70,400         6,410,800

                                                                                                                     __________

                                                                                                                     42,860,664

                                                                                                                     __________

           Consumer Services--3.4%  Disney (Walt)                                                      61,700         6,482,356

                                    New York Times, Cl. A                                              40,200         3,185,850

                                    Service Corp. International                                        93,100         3,991,663

                                                                                                                     __________

                                                                                                                     13,659,869

                                                                                                                     __________

      Electronic Technology--10.7%  Applied Materials                                  (a)            192,000         5,664,000

                                    Cisco Systems                                      (a)             72,400         6,665,325

                                    Compaq Computer                                                   226,900         6,438,288

                                    Ericsson (LM) Telephone, Cl. B, A.D.R.                            154,400         4,419,700

                                    Intel                                                              33,600         2,490,600

                                    Linear Technology                                                  70,500         4,252,031

                                    Sun Microsystems                                   (a)            135,900         5,903,156

                                    Tellabs                                            (a)             98,000         7,019,250

                                                                                                                     __________

                                                                                                                     42,852,350

                                                                                                                     __________

                    Finance--16.2%  Ahmanson (H.F.) & Co.                                              49,000         3,479,000

                                    Allstate                                                           88,200         8,075,813

                                    American International Group                                       46,400         6,774,400

                                    BankAmerica                                                        75,600         6,534,675

                                    BANKBOSTON                                                         81,200         4,516,750

                                    Citicorp                                                           20,300         3,029,775

                                    Conseco                                                           127,100         5,941,925

                                    Federal National Mortgage Association                             118,700         7,211,025

                                    Nationwide Financial Services, Cl. A                               90,200         4,600,200

                                    Summit Bancorp                                                     64,000         3,040,000

                                    SunAmerica                                                        197,200        11,326,669

                                                                                                                     __________

                                                                                                                     64,530,232

                                                                                                                     __________

                 Health Care--3.7%  Cardinal Health                                                    62,500         5,859,375

                                    HBO & Co.                                                         141,400         4,984,350

                                    HEALTHSOUTH                                        (a)            149,500         3,989,781

                                                                                                                     __________

                                                                                                                     14,833,506

                                                                                                                     __________

          Health Technology--11.8%  Bristol-Myers Squibb                                               85,800         9,861,638

                                    Guidant                                                            91,700         6,539,356

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                                                             JUNE 30, 1998 (UNAUDITED)

Common Stocks (continued)                                                                           Shares              Value
-------------------------------------------------------

                                                                                                  ___________       ___________

     Health Technology (continued)  Lilly (Eli)                                                        71,800       $ 4,743,288

                                    Medtronic                                                         181,900        11,596,125

                                    Merck & Co.                                                        76,500        10,231,875

                                    Schering-Plough                                                    43,700         4,004,013

                                                                                                                     __________

                                                                                                                     46,976,295

                                                                                                                     __________

         Industrial Services--1.3%  Schlumberger                                                       74,700         5,102,944

                                                                                                                     __________

          Process Industries--2.5%  Avery Dennison                                                     77,500         4,165,625

                                    Bemis                                                              77,500         3,167,813

                                    Fort James                                                         58,300         2,594,350

                                                                                                                     __________

                                                                                                                      9,927,788

                                                                                                                     __________

      Producer Manufacturing--5.5%  EVI Weatherford                                    (a)            100,000         3,712,500

                                    Honeywell                                                          79,900         6,676,644

                                    Illinois Tool Works                                                93,700         6,248,619

                                    Pitney Bowes                                                       48,600         2,338,875

                                    Tyco International                                                 44,600         2,809,800

                                                                                                                     __________

                                                                                                                     21,786,438

                                                                                                                     __________

                Retail Trade--6.5%  Home Depot                                                        124,500        10,341,281

                                    OfficeMax                                          (a)            161,300         2,661,450

                                    Safeway                                            (a)            180,300         7,335,956

                                    Wal-Mart Stores                                                    94,200         5,722,650

                                                                                                                     __________

                                                                                                                     26,061,337

                                                                                                                     __________

         Technology Services--7.8%  Automatic Data Processing                                          55,000         4,008,125

                                    BMC Software                                       (a)             73,400         3,812,213

                                    Cadence Design System                              (a)            140,000         4,375,000

                                    Computer Associates International                                 122,852         6,825,964

                                    Microsoft                                          (a)             38,800         4,204,950

                                    Oracle                                             (a)            194,000         4,765,125

                                    Parametric Technology                              (a)            112,900         3,062,413

                                                                                                                     __________

                                                                                                                     31,053,790

                                                                                                                     __________

              Transportation--1.2%  FDX                                                (a)             74,000         4,643,500

                                                                                                                     __________

                   Utilities--5.2%  AES                                                (a)            119,400         6,275,963

                                    Ameritech                                                          74,200         3,329,725

                                    Bell Atlantic                                                     104,800         4,781,500

                                    MCI Communications                                                108,700         6,318,188

                                                                                                                     __________

                                                                                                                     20,705,376

                                                                                                                     __________

                                    TOTAL COMMON STOCKS

                                      (cost $282,644,570)                                                          $359,330,614

                                                                                                                   ============


THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                                                             JUNE 30, 1998 (UNAUDITED)

                                                                                                   Principal

Short-Term Investments--9.5%                                                                        Amount            Value
-------------------------------------------------------

                                                                                                  ___________         _________

              U.S. Treasury Bills:  4.97%, 9/10/1998                                              $ 1,676,000       $ 1,659,860

                                    5.00%, 9/17/1998                                               17,925,000        17,735,354

                                    4.95%, 10/1/1998                                               10,492,000        10,358,646

                                    4.97%, 10/8/1998                                                8,251,000         8,138,209

                                                                                                                   ____________

                                    TOTAL SHORT-TERM INVESTMENTS

                                       (cost $37,887,988)                                                         $  37,892,069

                                                                                                                  =============


TOTAL INVESTMENTS (cost $320,532,558)                                                                   99.7%      $397,222,683

                                                                                                     ========      =============

CASH AND RECEIVABLES (NET)                                                                                .3%    $    1,329,218

                                                                                                     ========      =============

NET ASSETS                                                                                             100.0%      $398,551,901

                                                                                                     ========      =============


Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a)  Non-income producing.

                      SEE NOTES TO FINANCIAL STATEMENTS.

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                                                            JUNE 30, 1998 (UNAUDITED)

                                                                                                    Cost              Value

                                                                                                _____________      ____________

ASSETS:                          Investments in securities--See Statement of Investments         $320,532,558      $397,222,683

                                 Cash                                                                                   453,738

                                 Receivable for investment securities sold                                              945,369

                                 Dividends and interest receivable                                                      218,333

                                 Prepaid expenses                                                                        17,048

                                                                                                                   _____________

                                                                                                                     398,857,171

                                                                                                                   _____________

LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                          245,989

                                 Accrued expenses                                                                        59,281

                                                                                                                   _____________

                                                                                                                        305,270

                                                                                                                   _____________

NET ASSETS                                                                                                          $398,551,901

                                                                                                                   =============


REPRESENTED BY:                  Paid-in capital                                                                    $298,702,057

                                 Accumulated undistributed investment income--net                                        403,999

                                 Accumulated net realized gain (loss) on investments                                  22,755,720

                                 Accumulated net unrealized appreciation (depreciation)

                                   on investments--Note 4                                                             76,690,125

                                                                                                                   _____________

NET ASSETS                                                                                                          $398,551,901

                                                                                                                   =============


SHARES OUTSTANDING

(150 MILLION SHARES OF $.001 PAR VALUE COMMON STOCK AUTHORIZED)                                                       13,485,082

NET ASSET VALUE, offering and redemption price per share                                                                  $29.56


                                                                                                                         =======

                      SEE NOTES TO FINANCIAL STATEMENTS.

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS                                                               SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

INVESTMENT INCOME

INCOME:             Cash dividends (net of $8,871 foreign taxes
                                    withheld at source)                                          $  1,310,703

                                 Interest                                                             441,430

                                                                                                 ____________

                                        Total Income                                                               $  1,752,133

EXPENSES:                        Investment advisory fee--Note 3(a)                                 1,217,624

                                 Registration fees                                                     20,598

                                 Professional fees                                                     19,736

                                 Shareholder servicing costs--Note 3(b)                                19,251

                                 Custodian fees--Note 3(b)                                             15,607

                                 Prospectus and shareholders' reports                                  12,601

                                 Directors' fees and expenses--Note 3(c)                                6,105

                                 Loan commitment fees--Note 2                                           1,120

                                 Miscellaneous                                                         10,011

                                                                                                 ____________

                                        Total Expenses                                                                1,322,653

                                                                                                                   ____________

INVESTMENT INCOME--NET                                                                                                  429,480

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                                 Net realized gain (loss) on investments                          $22,223,469

                                 Net unrealized appreciation (depreciation) on investments         30,182,448

                                                                                                 ____________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                                                               52,405,917

                                                                                                                   ____________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                $52,835,397

                                                                                                                   ============

                      SEE NOTES TO FINANCIAL STATEMENTS.

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                      Six Months Ended
                                                                                      June 30, 1998
                                                                                                           Year Ended
                                                                                        (Unaudited)        December 31, 1997

                                                                                       _______________      _______________
OPERATIONS:
   Investment income--net                                                              $       429,480           $  893,907

   Net realized gain (loss) on investments                                                  22,223,469            7,810,679

   Net unrealized appreciation (depreciation) on investments                                30,182,448           35,064,277

                                                                                        _______________      _______________


       Net Increase (Decrease) in Net Assets Resulting from Operations                      52,835,397           43,768,863

                                                                                          _____________       ______________

DIVIDENDS TO SHAREHOLDERS:

   From investment income--net                                                                ---                  (936,339)

   In excess of investment income--net                                                        ---                   (25,481)

   From net realized gain on investments                                                      ---                (7,501,242)

                                                                                       _____________          ______________

       Total Dividends                                                                        ---                (8,463,062)

                                                                                       _____________           ______________

CAPITAL STOCK TRANSACTIONS:

   Net proceeds from shares sold                                                           154,153,924           210,149,862

   Dividends reinvested                                                                       ---                  8,463,062

   Cost of shares redeemed                                                                 (84,324,713)          (92,601,425)

                                                                                       _____________           _____________

       Increase (Decrease) in Net Assets from Capital Stock Transactions                    69,829,211           126,011,499

                                                                                       _____________           _____________

          Total Increase (Decrease) in Net Assets                                          122,664,608           161,317,300

NET ASSETS:

   Beginning of Period                                                                     275,887,293           114,569,993

                                                                                       _____________        ______________

   End of Period                                                                         $ 398,551,901         $ 275,887,293

                                                                                         ==============        =============


UNDISTRIBUTED INVESTMENT INCOME (DISTRIBUTIONS IN EXCESS OF INVESTMENT INCOME)--NET          $ 403,999         $     (25,481)

                                                                                        _____________           ____________

                                                                                            Shares                 Shares

                                                                                        _____________           ____________

CAPITAL SHARE TRANSACTIONS:

   Shares sold                                                                               5,584,635             9,000,188

   Shares issued for dividends reinvested                                                      ---                   339,375

   Shares redeemed                                                                          (3,148,020)           (3,995,287)

                                                                                         ===============        =============

       Net Increase (Decrease) in Shares Outstanding                                         2,436,615             5,344,276

                                                                                         ===============        =============

                      SEE NOTES TO FINANCIAL STATEMENTS.

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  Contained  below is per share operating performance data for a share of Common
Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                              Six Months Ended

                                                          June 30, 1998    Year Ended December 31,

                                                          ______________________________________________

PER SHARE DATA:                                           (Unaudited)     1997        1996       1995        1994      1993(1)

                                                          __________     ______     ______      ______      ______     ______
   Net asset value, beginning of period                     $24.97       $20.09     $17.31      $13.23      $13.38     $12.50

                                                            ______       ______     ______      ______      ______     ______

   Investment Operations:

   Investment income--net                                     .03           .09       .05          .08        .35        .04

   Net realized and unrealized gain (loss)

       on investments                                        4.56          5.63      3.63         4.49       (.15)       .88

                                                           ______        ______     ______      ______      ______     ______

   Total from Investment Operations                          4.59          5.72      3.68         4.57        .20        .92

                                                           ______        ______     ______      ______      ______     ______

   Distributions:

   Dividends from investment income--net                      --           (.10)     (.05)        (.08)      (.35)      (.04)

   Dividends from net realized gain on investments            --           (.74)     (.85)        (.41)       .--        .--

                                                           ______        ______     ______      ______      ______     ______

   Total Distributions                                        --           (.84)     (.90)        (.49)      (.35)      (.04)

                                                           ______        ______     ______      ______      ______     ______

   Net asset value, end of period                          $29.56        $24.97     $20.09       $17.31     $13.23     $13.38

                                                           ======        ======     ======      ======      ======     ======


TOTAL INVESTMENT RETURN                                    18.38%(2)      28.44%     21.23%       34.56%      1.49%      7.35%(2)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of operating expenses to average net assets         .40%(2)        .82%        .95%      1.27%        .25%     .06%(2)

   Ratio of interest expense and loan commitment fees

       to average net assets                                 .00%(2,3)      .00%(3)     .01%       .--         .--      .--

   Ratio of net investment income

       to average net assets                                 .13%(2)        .46%        .42%       .70%       4.58%     .64%(2)

   Decrease reflected in above expense ratios due to

       undertakings by Dreyfus and

       sub-investment adviser                                 --           --           .03%       .06%       2.60%    6.19%(2)

   Portfolio Turnover Rate                                 35.31%(2)     58.50%       126.41%     88.52%     373.68%     .--

   Net Assets, end of period (000's Omitted)             $398,552     $275,887      $114,570    $31,657     $10,406    $1,372
-----------------------------

(1)  From October 7, 1993 (commencement of operations) to December 31, 1993.

(2)  Not annualized.

(3)  Amount represents less than .01%.

                      SEE NOTES TO FINANCIAL STATEMENTS.

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

  The Dreyfus Socially Responsible Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide capital growth through equity investments in companies that not only meet traditional investment standards but which also show evidence that they conduct their business in a manner that contributes to the enhancement of the quality of life in America. The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The Dreyfus Corporation
(" Dreyfus" ) serves as the Fund' s investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). NCM Capital Management Group, Inc. (" NCM" ) serves as the Fund' s sub-investment adviser. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold without a sales charge.

  The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

  (A) PORTFOLIO VALUATION: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custodian agreement, the Fund received net earnings credits of $270 during the period ended June 30, 1998 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

  (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes

NOTE 2--BANK LINE OF CREDIT:

  The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (" Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 1998, the Fund did not borrow under the Facility.

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

NOTE 3--INVESTMENT ADVISORY FEE, SUB-INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

  (A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly.

  Pursuant to a Sub-Investment Advisory Agreement with NCM, the sub-investment advisory fees are payable monthly by Dreyfus, and are based upon the value of the Fund's average daily net assets, computed at the following annual rates:

       Average Net Assets

       _________________
            0 to $32 million                                                                       .10 of 1%

            In excess of $32 million to $150 million                                               .15 of 1%

            In excess of $150 million to $300 million                                              .20 of 1%

            In excess of $300 million                                                              .25 of 1%

  (B) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses with respect to servicing and/or maintaining shareholder accounts. During the period ended June 30, 1998, the Fund was charged $16,950 pursuant to the Shareholder Services Plan.

  The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended June 30, 1998, the Fund was charged $127 pursuant to the transfer agency agreement.

  The Fund compensates Mellon under a custody agreement for providing custodial services for the Fund. During the period ended June 30, 1998, the Fund was charged $15,607 pursuant to the custody agreement.

  (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--SECURITIES TRANSACTIONS:

  The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 1998, amounted to $167,581,166 and $109,018,918, respectively.

  At  June  30, 1998, accumulated net unrealized appreciation on investments was
$76,690,125,   consisting  of  $81,631,979  gross  unrealized  appreciation  and
$4,941,854 gross unrealized depreciation.

  At June 30, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

[reg.tm]
[reg.tm]

THE DREYFUS SOCIALLY RESPONSIBLE

GROWTH FUND, INC.

200 Park Avenue

New York, NY 10166

INVESTMENT ADVISER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

SUB-INVESTMENT ADVISER

NCM Capital Management Group, Inc.

103 West Main Street

Durham, NC 27705

CUSTODIAN

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940






Printed in U.S.A.                                              111SA986

Socially Responsible

Growth Fund, Inc.

Semi-Annual

Report

June 30, 1998